Business Combinations	12 Months Ended
Feb. 28, 2022
Disclosure Of Business Combinations [Abstract]
Business Combinations
26	Business combinations

On May 17, 2021, the Group entered into a Share Purchase Agreement (the “Purchase Agreement”) to acquire all of the outstanding share capital of IB Holdings Ltd (“Invoice Bazaar”), a privately-held United Arab Emirates-based supply chain finance company with operations in the United Arab Emirates and offices in Dubai and India, along with all of the share capital of Techfin Solutions FZCO (“Techfin”), a 99%-owned subsidiary of IB Holdings, and 49% ownership interest in Invoice Bazaar Forfaiting Services LLC (JV of IB Holdings).  The Invoice Bazaar platform allows the Group to provide an alternative form of financing on the Kratos™ platform which we believe will increase utilization of the Kratos™ platform by entering into new markets and diversify our innovative offerings.

Pursuant to the Purchase Agreement, the Group agreed to acquire all of the shares of Invoice Bazaar for up to US$8.0 million dollars funded by cash on hand.  The purchase price is structured as follows: (i) an initial cash payment of US$4.0 million, (ii) deferred cash consideration of US$2.0 million payable in two US$1.0 million tranches upon the earlier of each of the first and second anniversary of the initial cash payment, or the achievement of cumulative revenue milestones and (iii) up to US$2.0 million in earn-out consideration, subject to achievement of certain revenue milestones and continued service with IB Holdings of certain members of the IB Holdings’ founding team. The Purchase Agreement was amended in June 2022 to replace the revenue milestones established in clause (iii) of the preceding sentence, with new milestones relating to recurring revenue from assets deployed or fees collected, origination of new customers, origination of deals, and signing of distribution partnerships with financial institutions related to the remaining $2.0 million in earn-out amount payable by the Group to the sellers of Invoice Bazaar. The sellers of Invoice Bazaar will be additionally entitled to receive a portion of the proceeds of any sale of e-commerce business by the Company within 24 months of the closing of the Acquisition.

Considerations transferred

The following table summarizes the acquisition date fair value of the purchase consideration transferred:

US$

Cash	4,000,000
Contingent consideration (discounted)	3,189,972
Total purchase consideration	7,189,972

Contingent consideration

Contingent consideration made up of the components below, is recorded in other payables in the statement of financial position:

Payable on first anniversary upon achievement of cumulative revenue milestones	1,000,000
Payable on second anniversary upon achievement of cumulative revenue milestones	1,000,000
Earn-out (as described below)	2,000,000

The Group has agreed to pay the selling shareholders in 2 years’ time additional consideration of up to US$2,000,000 if the acquiree’s cumulative revenue over the next 2 years exceeds certain revenue milestones. S$1,000,000 will be paid on the completion of the first and second year when the acquiree achieved a cumulative revenue of US$800,000 for each respective year. The earn-out of US$2,000,000 will be paid when the acquiree achieved cumulative revenue of US$10,000,000 within the next 2 years.

On June 24, 2022, the Group has signed an addendum to the share purchase agreement to revise the terms of the earn-out. The earn-out of US$2,000,000 will be paid progressively on certain review dates as set out in the addendum, based on certain achievement milestone. The revised criteria for the earn-out as defined in the addendum and the estimates of the amount of contingent consideration that will be earned have been set out as follows:

Estimated Earn-out
US$
Achieve earn-out revenue of minimum US$2,000,000 from acquisition date to June 30, 2022	500,000
Onboard 300 new customers on the IT platform commencing March 1, 2022	225,000
Submit US$1 billion in trade value of qualified deals as defined in the addendum on or after March 1, 2022	375,000
Establish partnerships with at least 3 new financial institutions as defined in the addendum on or after March 1, 2022	375,000
Achieve an annual recurring revenue of US$10 million as defined in the addendum	525,000
Total estimated earn-out	2,000,000

Contingent consideration which is payable more than 1 year from financial year end is discounted using a risk-adjusted discount rate of 15.0%.

Identifiable assets acquired and liabilities assumed

The following table summarizes the estimated fair values of Invoice Bazaar assets acquired and liabilities assumed as of the acquisition date:

US$

Intangible assets	2,594,968
Loan receivables	159,456
Cash and cash equivalents	172,623
Other current assets	31,667
Non-controlling interests	(31,979)
Other payables	(399,612)
Total identifiable net assets acquired	2,527,123

Measurement of fair values

The valuation techniques used for measuring the fair value of material assets acquired were as follows:

Assets acquiredValuation technique

Intangible assets

Relief-from-royalty method and multi-period excess earnings method: The relief-from-royalty method considers the discounted estimated royalty payments that are expected to be avoided as a result of the patents being owned. The multi-period excess earnings method considers the present value of net cash flows expected to be generated by the customer relationships, by excluding any cash flows related to contributory assets.

Loan receivables comprise gross contractual amounts due of US$159,456, of which the full amount was expected to be collectable at the date of acquisition.

Accounting for the acquisition has been updated based on new information obtained within one year of the date of acquisition about facts and circumstances that existed at the date of acquisition.

Goodwill

Goodwill arising from the acquisition has been recognized as follows:

US$
Purchase consideration	7,189,972
Non-controlling interest, based on their proportionate interest in the recognised amounts of the assets and liabilities of IB	(31,979)
Fair value of identifiable net assets	(2,527,123)
Goodwill	4,630,870

Goodwill is not expected to be deductible for income tax purposes.

Amortization expense of US$319,907 related to these intangible assets was recorded for the fiscal year ended February 28, 2022.

In connection with this acquisition the Group incurred US$227,067 of acquisition related expenses recorded in general and administrative expenses in the consolidated statement of comprehensive income for the year ended February 28, 2022.

For the financial year ended February 28, 2022, Invoice Bazaar contributed US$22,697,061 and US$2,328,368 of revenue and comprehensive income, respectively.